UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2021

VAPOTHERM, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38740	46-2259298
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Domain Drive Exeter, NH		03833
(Address of principal executive offices)		(Zip Code)

(603) 658-0011

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	VAPO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the annual meeting of stockholders of Vapotherm, Inc. (the “Company”) held on June 22, 2021 (the “2021 Annual Meeting”), the Company’s stockholders elected each of Lori Knowles and Mary Beth Moynihan as a new Class III director of the Company effective immediately. Information about these two new directors can be found in the Company’s definitive proxy statement for the 2021 Annual Meeting, which was filed with the Securities and Exchange Commission on April 29, 2021. Marina Hahn did not stand for re-election as a Class III director of the Company at the 2021 Annual Meeting and therefore concluded her term as a Class III director.

Lori Knowles will serve as a member of the Compensation Committee, replacing Marina Hahn, and Mary Beth Moynihan will serve as a member of the Audit Committee of the Board of Directors, in each case effective immediately.

Item 5.07 Submission of Matters to a Vote of Security Holders.

As mentioned above, the Company held its 2021 Annual Meeting on June 22, 2021. At the 2021 Annual Meeting, the Company’s stockholders voted on four proposals, each of which is described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 29, 2021.

The final results of such stockholder voting on each proposal brought before the 2021 Annual Meeting are set forth below:

Proposal No. 1: To Elect Two Directors to Serve Until the 2024 Annual Meeting of Stockholders.

The stockholders elected the following individuals as Class III directors of the Company:

Name of Director Nominee	Votes For	Votes Against	Abstain	Broker Non-Votes
Lori Knowles	17,811,876	1,454,643	240	2,694,228
Mary Beth Moynihan	17,811,623	1,454,745	391	2,694,228

Proposal No. 2: To Approve, on an Advisory (Non-Binding) Basis, the Company’s Executive Compensation.

The stockholders approved, on an advisory (non-binding) basis, the Company’s executive compensation.

Votes For	Votes Against	Abstain	Broker Non-Votes
17,700,768	1,560,499	5,493	2,694,228

Proposal No. 3: To Approve, on an Advisory (Non-Binding) Basis, the Frequency of Future Advisory Votes on Executive Compensation.

The frequency of one year received the greatest number of votes and is therefore recognized as the preference of the Company’s stockholders of the frequency of future advisory votes on executive compensation.

Votes For One Year	Votes For Two Years	Votes For Three Years	Abstain	Broker Non-Votes
19,059,619	6,100	198,692	2,349	2,694,228

In accordance with the result of the advisory vote on Proposal No. 3, the Company’s Board of Directors has determined that the Company will conduct an advisory vote on executive compensation, or say-on-pay vote, every year.

Proposal No. 4: To Ratify the Appointment of Grant Thornton LLP as the Company’s Independent Registered Public Accounting Firm for the Company’s Fiscal Year Ending December 31, 2021.

The stockholders ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

Votes For	Votes Against	Abstain	Broker Non-Votes
21,954,883	5,857	248	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VAPOTHERM, INC.

	By:	/s/ James A. Lightman
James A. Lightman
Senior Vice President, General Counsel and Secretary
Date: June 24, 2021